UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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MASIMO CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2024 (July 15, 2024)

MASIMO CORPORATION

(Exact name of registrant as specified in its charter)

DE	001-33642	33-0368882
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

52 Discovery Irvine, CA	92618
(Address of Principal Executive Offices)	(Zip Code)

(949) 297-7000

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	MASI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08. Shareholder Director Nominations.

The information set forth below under Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.08, to the extent applicable.

Item 8.01. Other Events.

On July 15, 2024, the Board of Directors (the “Board”) of Masimo Corporation (“Masimo” or the “Company”) approved the postponement of the Company’s 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”), previously scheduled for Thursday, July 25, 2024. The 2024 Annual Meeting will now be held on September 19, 2024, at 2:00 p.m., Pacific Daylight Time. Masimo also had to conduct a new broker search as required by rules of the Securities Exchange Commission (the “SEC”), which search is required to be conducted 20 business days prior to the record date for the 2024 Annual Meeting. Accordingly, the new record date for the determination of stockholders of the Company entitled to receive notice of and vote at the 2024 Annual Meeting will be August 12, 2024. On July 16, 2024, Masimo issued a press release announcing (i) that Masimo has commenced litigation against Politan Capital Management LP (“Politan”) in federal court in California seeking to require Politan to correct material misstatements and omissions in Politan’s proxy materials and (ii) the postponement of the 2024 Annual Meeting, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The Board decided to postpone the 2024 Annual Meeting to accommodate a request by Politan to set a new record date for the 2024 Annual Meeting. In light of the new record date, Masimo postponed the 2024 Annual Meeting to ensure that Masimo’s stockholders have sufficient time to review revised proxy materials, make an informed voting decision based on these revised materials, and vote their shares based on full and accurate information.

Masimo will file a revised proxy statement for the 2024 Annual Meeting with the Securities and Exchange Commission to reflect, among other things, the rescheduled meeting date for the 2024 Annual Meeting and the new record date for the 2024 Annual Meeting and information relating to the shares outstanding as of the record date. Masimo will mail a new notice of the 2024 Annual Meeting and proxy card to all stockholders entitled to vote as of the new record date for the 2024 Annual Meeting. Any votes previously submitted by Masimo stockholders in connection with the 2024 Annual Meeting will not be counted and previous proxies submitted will be disregarded, and therefore, all stockholders will need to resubmit their votes, even if they have previously voted.

Due to the fact that the date of the 2024 Annual Meeting has been changed by more than 30 days from the anniversary date of the 2023 Annual Meeting of Stockholders, Masimo is providing the due date for submission of any qualified stockholder proposal or any qualified stockholder nomination. Stockholders of Masimo who wish to have a proposal considered for inclusion in the Company’s proxy materials for the 2024 Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must ensure that such proposal is received by Masimo’s Corporate Secretary at its corporate office at 52 Discovery, Irvine, California 92618, no later than the close of business on July 26, 2024, which the Company has determined to be a reasonable time before it expects to begin printing and sending its proxy materials in accordance with Rule 14a-5(f) and Rule 14a-8(e) under the Exchange Act. Any such proposal must also meet the requirements set forth in the rules and regulations of the SEC in order to be eligible for inclusion in the proxy materials for the 2024 Annual Meeting.

In addition, in accordance with the requirements contained in the Company’s Fifth Amended and Restated Bylaws, as amended (the “Bylaws”), stockholders of the Company who wish to bring business before the 2024 Annual Meeting outside of Rule 14a-8 of the Exchange Act or to nominate a person for election as a director must ensure that written notice of such proposal (including all information specified in the Bylaws) is received by Masimo’s Corporate Secretary at the address specified above no later than the close of business on July 26, 2024. Any such proposal must meet the requirements set forth in the Bylaws and other applicable laws in order to be brought before the 2024 Annual Meeting.

In addition to satisfying the foregoing requirements under the Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees, other than the Company’s nominees, must provide notice setting forth the information required by Rule 14a-19 of the Exchange Act no later than July 26, 2024.

The Bylaws also permit eligible stockholders to nominate candidates for election to the Board in accordance with procedures providing for proxy access (the “Proxy Access Bylaw”). Stockholders who wish to recommend director nominees for inclusion in Masimo’s proxy materials at the 2024 Annual Meeting in compliance with the Proxy Access Bylaw must do so by delivering a proxy access notice to be received by Masimo’s Corporate Secretary no later than July 26, 2024.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act in connection with the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, among others, statements regarding the 2024 Annual Meeting and Masimo’s litigation against Politan and its affiliates (the “Litigation”). These forward-looking statements are based on current expectations about future events affecting Masimo and are subject to risks and uncertainties, all of which are difficult to predict and many of which are beyond Masimo’s control and could cause its actual results to differ materially and adversely from those expressed in its forward-looking statements as a result of various risk factors, including, but not limited to (i) uncertainties regarding the Litigation, (ii) uncertainties regarding future actions that may be taken by Politan in furtherance of its nomination of director candidates for election at the 2024 Annual Meeting, (iii) the potential cost and management distraction attendant to Politan’s nomination of director nominees at the 2024 Annual Meeting or the Litigation, (iv) receipt of any new or additional stockholder proposals for consideration at the 2024 Annual Meeting and (v) factors discussed in the “Risk Factors” section of Masimo’s most recent periodic reports filed with the SEC, which may be obtained for free at the SEC’s website at www.sec.gov. Although Masimo believes that the expectations reflected in its forward-looking statements are reasonable, the Company does not know whether its expectations will prove correct. All forward-looking statements included in this Current Report on Form 8-K are expressly qualified in their entirety by the foregoing cautionary statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of today’s date. Masimo does not undertake any obligation to update, amend or clarify these statements or the “Risk Factors” contained in the Company’s most recent reports filed with the SEC, whether as a result of new information, future events or otherwise, except as may be required under the applicable securities laws.

Additional Information Regarding the 2024 Annual Meeting of Stockholders and Where to Find It

On June 21, 2024, the Company filed a definitive proxy statement containing a form of GOLD proxy card with the SEC in connection with its solicitation of proxies for the 2024 Annual Meeting (the “Original 2024 Proxy Statement”), and anticipates that it will prepare and file a revised version of the Original 2024 Proxy Statement (the “Revised Proxy Statement”) and mail the Revised Proxy Statement to its stockholders of record as of the new August 12, 2024 record date for the 2024 Annual Meeting. Any votes previously submitted by Masimo stockholders in connection with the 2024 Annual Meeting will not be counted and previous proxies submitted will be disregarded, and therefore, all stockholders will need to resubmit their votes after the Revised Proxy Statement has been filed and mailed to stockholders as of the new record date, even if they have previously voted. THE COMPANY’S STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE REVISED PROXY STATEMENT (AND ANY AMENDMENTS AND SUPPLEMENTS THERETO) AND ACCOMPANYING GOLD PROXY CARD AS THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain the Original 2024 Proxy Statement, the Revised Proxy Statement and any amendments or supplements thereto and other documents as and when filed by the Company with the SEC without charge from the SEC’s website at www.sec.gov.

Certain Information Regarding Participants

The Company, its directors and certain of its executive officers and employees may be deemed to be participants in connection with the solicitation of proxies from the Company’s stockholders in connection with the matters to be considered at the 2024 Annual Meeting. Information regarding the direct and indirect interests, by security holdings or otherwise, of the Company’s directors and executive officers in the Company is included in the Original 2024 Proxy Statement, which can be found through the SEC’s website at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000937556/000121390024053125/ea0206756-05.htm. Changes to the direct or indirect interests of Masimo’s securities by directors and executive officers are set forth in SEC filings on a Statement of Change in Ownership on Form 4 filed with the SEC on June 28, 2024, which can be found through the SEC’s website at https://www.sec.gov/Archives/edgar/data/937556/000093755624000053/xslF345X05/wk-form4_1719606794.xml. Any other changes to the Original 2024 Proxy Statement may be found in any amendments or supplements to the Original 2024 Proxy Statement, including the expected Revised Proxy Statement, and other documents as and when filed by the Company with the SEC, which can be found through the SEC’s website at www.sec.gov.

Item 9.01. Financial Statements and Exhibits.

(d) The following items are filed as exhibits to the Current Report on Form 8-K.

Exhibit No.	Description
99.1	Press Release, dated July 16, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Masimo Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MASIMO CORPORATION

Date: July 16, 2024	By:	/s/ MICAH YOUNG
Micah Young
Executive Vice President & Chief Financial Officer
(Principal Financial Officer)

Exhibit 99.1

Masimo Files Complaint Seeking Injunction Requiring Politan to Correct Material Misstatements

IRVINE, Calif. – July 16, 2024 (BUSINESS WIRE) – Masimo Corporation (“Masimo” or the “Company”) (Nasdaq: MASI), a global leader in noninvasive monitoring technologies and audio products, today announced that it has commenced litigation against Politan Capital Management LP (“Politan”) in federal court in California seeking to require Politan to correct material misstatements and omissions in Politan’s proxy materials. The complaint alleges, among other things, that Quentin Koffey has assisted plaintiff’s counsel in litigation against Masimo. Masimo has also set a new date for its 2024 Annual Meeting of Stockholders (the “Annual Meeting”) and a new record date to ensure that the vote of the Company’s stockholders is fair and fully informed.

The Annual Meeting is now scheduled for September 19, 2024, at 2:00 p.m., Pacific Daylight Time. Masimo’s Board of Directors decided to postpone the Annual Meeting to accommodate a request by Politan to set a new record date for the Annual Meeting. In light of the new record date, Masimo postponed the Annual Meeting to ensure that Masimo’s stockholders have sufficient time to review revised proxy materials, make an informed voting decision based on these revised materials and vote their shares based on full and accurate information. Masimo will also conduct a new broker search as required by rules of the Securities Exchange Commission. Accordingly, the new record date is August 12, 2024.

Masimo will file a revised proxy statement for the Annual Meeting with the Securities and Exchange Commission to reflect, among other things, the rescheduled meeting date for the Annual Meeting and the new record date for the Annual Meeting and information relating to the shares outstanding as of the record date. Masimo will mail a new notice of the Annual Meeting and proxy card to all stockholders entitled to vote as of the new record date for the Annual Meeting. Any votes previously submitted by Masimo stockholders in connection with the Annual Meeting will not be counted and previous proxies submitted will be disregarded, and therefore, all stockholders will need to resubmit their votes, even if they have previously voted.

Find more information on why your vote is so important at www.ProtectMasimosFuture.com.

About Masimo

Masimo (NASDAQ: MASI) is a global medical technology company that develops and produces a wide array of industry-leading monitoring technologies, including innovative measurements, sensors, patient monitors, and automation and connectivity solutions. In addition, Masimo Consumer Audio is home to eight legendary audio brands, including Bowers & Wilkins, Denon, Marantz, and Polk Audio. Our mission is to improve life, improve patient outcomes, and reduce the cost of care. Masimo SET® Measure-through Motion and Low Perfusion™ pulse oximetry, introduced in 1995, has been shown in over 100 independent and objective studies to outperform other pulse oximetry technologies.1 Masimo SET® has also been shown to help clinicians reduce severe retinopathy of prematurity in neonates,2 improve CCHD screening in newborns3 and, when used for continuous monitoring with Masimo Patient SafetyNet™ in post-surgical wards, reduce rapid response team activations, ICU transfers, and costs.4-7 Masimo SET® is estimated to be used on more than 200 million patients in leading hospitals and other healthcare settings around the world,8 and is the primary pulse oximetry at 9 of the top 10 hospitals as ranked in the 2022-23 U.S. News and World Report Best Hospitals Honor Roll.9 In 2005, Masimo introduced rainbow® Pulse CO-Oximetry technology, allowing noninvasive and continuous monitoring of blood constituents that previously could only be measured invasively, including total hemoglobin (SpHb®), oxygen content (SpOC™), carboxyhemoglobin (SpCO®), methemoglobin (SpMet®), Pleth Variability Index (PVi®), RPVi™ (rainbow® PVi), and Oxygen Reserve Index (ORi™). In 2013, Masimo introduced the Root® Patient Monitoring and Connectivity Platform, built from the ground up to be as flexible and expandable as possible to facilitate the addition of other Masimo and third-party monitoring technologies; key Masimo additions include Next Generation SedLine® Brain Function Monitoring, O3® Regional Oximetry, and ISA™ Capnography with NomoLine® sampling lines. Masimo’s family of continuous and spot-check monitoring Pulse CO-Oximeters® includes devices designed for use in a variety of clinical and non-clinical scenarios, including tetherless, wearable technology, such as Radius-7®, Radius PPG®, and Radius VSM™, portable devices like Rad-67®, fingertip pulse oximeters like MightySat® Rx, and devices available for use both in the hospital and at home, such as Rad-97® and the Masimo W1® medical watch. Masimo hospital and home automation and connectivity solutions are centered around the Masimo Hospital Automation™ platform, and include Iris® Gateway, iSirona™, Patient SafetyNet, Replica®, Halo ION®, UniView®, UniView :60™, and Masimo SafetyNet®. Its growing portfolio of health and wellness solutions includes Radius Tº®, Masimo W1 Sport, and Masimo Stork™. Additional information about Masimo and its products may be found at www.masimo.com. Published clinical studies on Masimo products can be found at www.masimo.com/evidence/featured-studies/feature/.

RPVi has not received FDA 510(k) clearance and is not available for sale in the United States. The use of the trademark Patient SafetyNet is under license from University HealthSystem Consortium.

References

1.	Published clinical studies on pulse oximetry and the benefits of Masimo SET® can be found on our website at http://www.masimo.com. Comparative studies include independent and objective studies which are comprised of abstracts presented at scientific meetings and peer-reviewed journal articles.
2.	Castillo A et al. Prevention of Retinopathy of Prematurity in Preterm Infants through Changes in Clinical Practice and SpO2 Technology. Acta Paediatr. 2011 Feb;100(2):188-92.
3.	de-Wahl Granelli A et al. Impact of pulse oximetry screening on the detection of duct dependent congenital heart disease: a Swedish prospective screening study in 39,821 newborns. BMJ. 2009;Jan 8;338.
4.	Taenzer A et al. Impact of pulse oximetry surveillance on rescue events and intensive care unit transfers: a before-and-after concurrence study. Anesthesiology. 2010:112(2):282-287.
5.	Taenzer A et al. Postoperative Monitoring – The Dartmouth Experience. Anesthesia Patient Safety Foundation Newsletter. Spring-Summer 2012.
6.	McGrath S et al. Surveillance Monitoring Management for General Care Units: Strategy, Design, and Implementation. The Joint Commission Journal on Quality and Patient Safety. 2016 Jul;42(7):293-302.
7.	McGrath S et al. Inpatient Respiratory Arrest Associated With Sedative and Analgesic Medications: Impact of Continuous Monitoring on Patient Mortality and Severe Morbidity. J Patient Saf. 2020 14 Mar. DOI: 10.1097/PTS.0000000000000696.
8.	Estimate: Masimo data on file.
9.	http://health.usnews.com/health-care/best-hospitals/articles/best-hospitals-honor-roll-and-overview.

Forward-Looking Statements

This press release includes forward-looking statements as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, in connection with the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, among others, statements regarding the Annual Meeting and Masimo’s litigation against Politan and its affiliates (the “Litigation”). These forward-looking statements are based on current expectations about future events affecting Masimo and are subject to risks and uncertainties, all of which are difficult to predict and many of which are beyond Masimo’s control and could cause its actual results to differ materially and adversely from those expressed in its forward-looking statements as a result of various risk factors, including, but not limited to (i) uncertainties regarding the Litigation, (ii) uncertainties regarding future actions that may be taken by Politan in furtherance of its nomination of director candidates for election at the Annual Meeting, (iii) the potential cost and management distraction attendant to Politan’s nomination of director nominees at the Annual Meeting or to the Litigation and (iv) factors discussed in the “Risk Factors” section of Masimo’s most recent periodic reports filed with the Securities and Exchange Commission (“SEC”), which may be obtained for free at the SEC’s website at www.sec.gov. Although Masimo believes that the expectations reflected in its forward-looking statements are reasonable, the Company does not know whether its expectations will prove correct. All forward-looking statements included in this press release are expressly qualified in their entirety by the foregoing cautionary statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of today’s date. Masimo does not undertake any obligation to update, amend or clarify these statements or the “Risk Factors” contained in the Company’s most recent reports filed with the SEC, whether as a result of new information, future events or otherwise, except as may be required under the applicable securities laws.

Additional Information Regarding the 2024 Annual Meeting of Stockholders and Where to Find It

On June 21, 2024, the Company filed a definitive proxy statement containing a form of GOLD proxy card with the SEC in connection with its solicitation of proxies for the Annual Meeting (the “Original 2024 Proxy Statement”), and anticipates that it will prepare and file a revised version of the Original 2024 Proxy Statement (the “Revised Proxy Statement”) and mail the Revised Proxy Statement to its stockholders of record as of the new August 12, 2024 record date for the Annual Meeting. Any votes previously submitted by Masimo stockholders in connection with the Annual Meeting will not be counted and previous proxies submitted will be disregarded, and therefore, all stockholders will need to resubmit their votes after the Revised Proxy Statement has been filed and mailed to stockholders as of the new record date, even if they have previously voted. THE COMPANY’S STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE REVISED PROXY STATEMENT (AND ANY AMENDMENTS AND SUPPLEMENTS THERETO) AND ACCOMPANYING GOLD PROXY CARD AS THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain the Original 2024 Proxy Statement, the Revised Proxy Statement and any amendments or supplements thereto and other documents as and when filed by the Company with the SEC without charge from the SEC’s website at www.sec.gov.

Certain Information Regarding Participants

The Company, its directors and certain of its executive officers and employees may be deemed to be participants in connection with the solicitation of proxies from the Company’s stockholders in connection with the matters to be considered at the Annual Meeting. Information regarding the direct and indirect interests, by security holdings or otherwise, of the Company’s directors and executive officers in the Company is included in the Original 2024 Proxy Statement, which can be found through the SEC’s website at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000937556/000121390024053125/ea0206756-05.htm. Changes to the direct or indirect interests of Masimo’s securities by directors and executive officers are set forth in SEC filings on a Statement of Change in Ownership on Form 4 filed with the SEC on June 28, 2024, which can be found through the SEC’s website at https://www.sec.gov/Archives/edgar/data/937556/000093755624000053/xslF345X05/wk-form4_1719606794.xml. Any other changes to the Original 2024 Proxy Statement may be found in any amendments or supplements to the Original 2024 Proxy Statement, including the expected Revised Proxy Statement, and other documents as and when filed by the Company with the SEC, which can be found through the SEC’s website at www.sec.gov.

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Investor Contact: Eli Kammerman	Media Contact: Evan Lamb
(949) 297-7077	(949) 396-3376
ekammerman@masimo.com	elamb@masimo.com